Pension and Other Post-Retirement Plans - Amounts in Accumulated Other Comprehensive Income (Details) $ in Millions	12 Months Ended
Dec. 31, 2015 USD ($)
Amounts included in accumulated other comprehensive income expected to be recognized as components of net periodic pension cost in next fiscal year
Net gain	$ 0.6
Net prior service cost	(0.2)
Net amount expected to be recognized	$ 0.4